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Exhibit 32

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of California Independent Bancorp, a California corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Form10-Q") that, to the best of their knowledge,

  (1)
  the Form10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2003	/s/ JOHN I. JELAVICH John I. Jelavich President and Chief Executive Officer (Principal Executive Officer)
Dated: November 12, 2003	/s/ KEVIN R. WATSON Kevin R. Watson Chief Financial Officer and Corporate Secretary (Principal Financial and Accounting Officer)

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  Exhibit 32
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)